CASHLESS

                         OPTION TO PURCHASE COMMON STOCK
                                       OF
                           EUROPA CRUISES CORPORATION


      This is to Certify that, FOR VALUE RECEIVED, _____________________________ or permitted assigns ("Holder"), is entitled to purchase, subject to the provisions of this Option, from EUROPA CRUISES CORPORATION, a Delaware corporation (the "Company"), __________ shares of the Company's Common Stock, $.001 par value ("Common Stock"), at a price of $______ per share at any time during the period from ____________, 1996 to 5:00 p.m. Daylight Savings Time on _____________, 2001, at which time this Option shall expire and become void. The number of shares of Common Stock to be received upon exercise of this Option and the price to be paid for each share of Common Stock may be adjusted from time to time as hereinafter set forth. The shares of Common Stock deliverable upon such exercise, and as adjusted from time to time, are hereinafter sometimes referred to as "Option Shares", and the exercise price per share of Common Stock in effect at any time and as adjusted from time to time is hereinafter sometimes referred to as the "Exercise Price." Unless the content otherwise requires, the term "Option" as used herein includes this Option and any other Option or Options which may be issued pursuant to the provisions of this Option, whether upon transfer, assignment, partial exercise, division, combination, exchange or otherwise, and the term "Holder" includes any transferee or transferees or assignee or assignees of the Holder named above limited, however, to the terms of Section (d) herein restricting transfer of this Option, and, when used with reference to Option Shares, means the holder or holders of such Option Shares.

      1. EXERCISE OF OPTION. This Option may be exercised in whole or in part at any time or from time to time on or after _____________, 1996 and before 5:00 p.m., Daylight Savings Time, on _____________, 2001, or if either such day is a day on which banking institutions in the City of Washington, D.C. are authorized by law to close, then on the next succeeding day which shall not be such a day, by presentation and surrender hereof to the Company at its principal office, or at the office of its stock transfer agent, if any, with the Purchase Form annexed hereto duly executed and accompanied by payment of the Exercise Price for the number of Option Shares specified in such form. If this Option should be exercised in part only, the Company shall, upon presentation of this Option upon such exercise, accompanied by the payment of the price for the Option Shares exercised, execute and deliver a new Option evidencing the rights of the Holder hereof to purchase the balance of the Option Shares purchasable hereunder. Upon receipt by the Company or its stock transfer agent of this Option, in proper form for exercise, the Holder shall be deemed to be the holder of record of the Option Shares issuable upon such exercise notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such Option Shares shall not then be actually delivered to the Holder.






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            (A) CASH EXERCISE. Payment for the shares may be made in cash (or by certified or cashier's check) or in any combination of cash or securities of the Company delivered to the Company at its principal office in the State of Florida on the date specified in the notice referred to in Paragraph 2 above; provided, however, that such date shall not exceed ninety (90) days from the date of such notice, as specified in Paragraph 2 hereinabove, unless otherwise agreed in writing by the Company.

            (B) CASHLESS EXERCISE. If payment is made in whole or in part by surrendering shares of the Company's Common Stock and/or options to purchase Common Stock, the number of shares that will be issued by the Company in exchange for such securities issued by the Company shall be determined as follows: (a) with respect to the surrender of Common Stock by dividing the fair market value of the surrendered shares by the purchase price for the shares purchased pursuant to this Agreement; and (b) with respect to the surrender of options to purchase Common Stock by dividing the fair market value of the Company's Common Stock minus the purchase price by the purchase price. The term "purchase price" refers to the price as set forth in Paragraph 4 of this Agreement.

      The fair market value of the Company's Common Stock surrendered to the Company in payment for the shares shall be determined by the closing bid price of the Company's Common Stock on the date of exercise as reported in the next business day's edition of the WALL STREET JOURNAL. If payment is made in whole or in part by surrendering Common Stock or Common Stock Purchase Options issued by the Company, such securities must already be owned by the optionee at the time of exercise.

      2. RESERVATION OF SHARES. The Company hereby agrees that at all times until this Option expires there shall be reserved for issuance and/or delivery upon exercise of this Option such number of shares of its Common Stock as shall be required for issuance or delivery upon exercise of this Option.

      3. FRACTIONAL SHARES. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Option. With respect to any fraction of a share called for upon exercise hereof, the Company shall pay to the Holder an amount in cash equal to such fraction multiplied by the current market value of such fractional share, determined as follows:

            (A) If the Common Stock is listed on a national securities exchange or admitted to unlisted trading privileges on such exchange, the current market value shall be the last reported sale price of the Common Stock on such exchange on the last business day prior to the date of exercise of this Option or, if no such sale is made on such day, the last reported sales price of the Common Stock on such exchange on the last preceding day on which a sale was made; or






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            (B) If the Common  Stock is not so listed or  admitted  to  unlisted trading privileges, the current market value shall be the mean of the last reported bid and asked prices reported by the Nasdaq National Market System on the last business day prior to the date of the exercise of this Option; or

            (C) If the Common Stock is not so listed or admitted to unlisted trading privileges and bid and asked prices are not so reported, the current market value shall be an amount, not less than book value, determined in such reasonable manner as may be prescribed by the Board of Directors of the Company.

      4. EXCHANGE, ASSIGNMENT OR LOSS OF OPTION. This Option is exchangeable, without expense, at the option of the Holder, upon presentation and surrender hereof to the Company or at the office of its stock transfer agent, if any, for other Options of different denominations entitling the Holder thereof to purchase in the aggregate the same number of shares of Common Stock purchasable hereunder. Notwithstanding anything herein contained, this Option is not transferable or assignable except that it may be transferred or assigned in whole or in part by will or by the laws of descent and distribution upon the death of any Holder (transfers and assignments of the kind of referred to in the foregoing clause, being hereinafter sometimes referred to as a "Permitted Transfer"). Any Permitted Transfer or assignment as aforesaid of this Option shall be made by surrender of this Option to the Company or at the office of its stock transfer agent, if any, with the Assignment Form annexed hereto duly executed and accompanied by funds sufficient to pay any transfer tax. Upon such surrender, the Company shall, without charge, execute and deliver a new Option in the name of the transferee or assignee named in such instrument of transfer or assignment, and this Option shall promptly be cancelled. This Option may be divided or combined with other Options which carry the same rights upon presentation hereof at the office of the Company or at the office of its stock transfer agent, if any, together with a written notice specifying the names and denominations on which new Options are to be issued and signed by the Holder hereof. Upon receipt by the Company of evidence satisfactory to it of the loss theft, destruction or mutilation of this Option, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Option, if mutilated, the Company shall execute and deliver a new Option of like tenor and date. Any such new Option executed and delivered shall constitute an additional contractual obligation on the part of the Company, whether or not this Option so lost, stolen, destroyed, or mutilated shall be at any time enforceable by anyone.

      5. RIGHTS OF THE HOLDER. The holder of this Option shall not, by virtue hereof, be entitled to any rights of a shareholder in the Company, either at law or equity, and the rights of such Holder are limited to those expressed in this Option and are not enforceable against the Company except to the extent set forth herein.






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      6.    ANTI-DILUTION PROVISIONS.

            (A) The initial Exercise Price in effect during the term of this Option shall be as stated in the first paragraph hereof. Should there be any adjustment in the Exercise Price in accordance with the provisions of this
Section 6 at any time during the term hereof, the Exercise Price shall immediately be adjusted in accordance with the provisions of this Section 6. to an amount which is in the same ratio to the initial Exercise Price for each such subsequent period (as set forth in said first paragraph) as the Exercise Price for the immediately preceding day (as from time to time adjusted hereunder) is to the initial Exercise Price for such immediately preceding period (as set forth in said first paragraph).

            (B) In case, prior to the expiration of this Option by exercise of by its terms, the Company shall issue any shares of its Common Stock as a stock dividend or subdivide the number of outstanding shares of Common Stock into a greater number of shares, then, in either of such cases, the Exercise Price per share of the Option Shares purchasable pursuant tot his Option in effect at the time of such action shall at that time be proportionately reduced and the number of Option Shares at that time purchasable pursuant to this Option shall be proportionately increased; and, conversely, in the event the Company shall contract the number of outstanding shares of Common Stock by combining such shares into a smaller number of shares, then, in such case, the Exercise Price per share of the Option Shares purchasable pursuant to this Option in effect at the time of such action shall be proportionately increased and the number of Option Shares at that time purchasable pursuant to this Option shall be proportionately decreased. If the Company shall at any time prior to the expiration of this Option by exercise or by its terms declare a dividend payable in cash on its Common Stock and at substantially the same time offer its stockholders a right to purchase Common Stock from the proceeds of such dividend or for an amount substantially equal to such dividend, at a price less than the then prevailing market price as computed in section (c)(1) and (2), then, in such case, all Common Stock so issued shall, for purpose of this Option, be deemed to have been issued as a stock dividend. Any dividend paid or distributed upon the Common Stock in stock of any other class or securities convertible into shares of Common Stock shall be treated as a dividend paid in Common Stock to the extent that shares of Common Stock are issuable upon the conversion thereof.

            (C) RECLASSIFICATION, REORGANIZATION OR MERGER. In case of any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the Company, or in case of any consolidation or merger of the Company with or into another corporation (other than a merger with a subsidiary in which merger the Company is the continuing corporation and which does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the class issuable upon exercise of this Option or in case of any sale, lease or conveyance to another corporation of the property and assets of the Company as an entirety or substantially as an entirety, the Company shall, as a condition precedent to such transaction, case effective provision to be made so that the Holder of this Option shall have the right thereafter, by exercising this Option, to purchase the kind and amount of shares of stock and other securities and property receivable upon such reclassification, capital reorganization and other change, consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock which might have been purchased upon exercise of this Option immediately prior to such reclassification, change, consolidation, merger, sale or conveyance. Any such provision shall include provision for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Option. The foregoing provisions of this Section 6(c) shall similarly apply to successive reclassifications, capital reorganizations and changes of changes of Common Stock and to successive consolidations, mergers, sales or conveyances.

            (D) SPIN OFFS. In the event the Company spins-off a subsidiary by distributing to the shareholders of the Company as a dividend or otherwise the stock of the subsidiary, the Company shall reserve for the life of the Option, shares of the subsidiary to be delivered to the holders of the Option upon exercise to the same extent as if they were owners or record of the Option shares on the record date for payment of the shares of the Subsidiary.

            (E) OFFICER'S CERTIFICATE. Whenever any adjustment in the Exercise Price or number of Option Shares or other adjustment shall be required by the provisions of Sections 6(b) and (c), the Company shall forthwith file in the custody of its Secretary or any Assistant Secretary at its principal office and with its stock transfer agent, if any, an officer's certificate showing all such adjustments and setting forth in reasonable detail the facts requiring such adjustment, including a statement of the adjusted Exercise Price and adjusted number of Option Shares, if any, determined in accordance with the provisions of Sections 6(b) and (c), and such other facts as shall be necessary to show the reason for and the manner of computing such adjustment. Each such officer's certificate shall be made available at all reasonable times for inspection by any Holder, and the Company shall, forthwith after each such adjustment, mail a copy by certified mail of such certificate to each Holder.

      7. NOTICES TO OPTION HOLDER.  So long as this Option shall be outstanding,
(i) if the Company shall pay any dividend or make any distribution upon the Common Stock or (ii) if the Company shall offer to the holders of Common Stock for subscription or purchase by them of any shares of stock of any class or any rights or (iii) if any capital reorganization of the Company, reclassification of the capital stock of the Company, consolidation or merger of the Company with or into another corporation, sale, lease or transfer of all or substantially all of the property and assets of the Company to another corporation, or voluntary or involuntary dissolution, liquidation or winding up of the Company shall be effected, then, in any such case, the Company shall cause to be mailed by certified mail to the Holder, at least thirty days prior to the date specified in (x) and (y) below, as the case may be, a notice containing a brief description of the proposed action and stating the date or expected date on which (x) a record is to be taken for the purpose of such dividend, distribution or rights, or (y) such reclassification, reorganization, consolidation, merger, conveyance, lease, dissolution, liquidation or winding up is to take place and the date, if any is to be fixed, or expected date as of which the holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation or winding up.

      8.    REGISTRATION UNDER THE SECURITIES ACT OF 1933.

            (A) Upon the written request of Holder, or its assigns, the Company will promptly take such steps as in the opinion of counsel for the Company, are necessary to prepare the filing of and to process to effectiveness of a Form S-8 Registration Statement in order to permit a public offering of the Option Stock. The Company shall pay all costs and expenses, including legal and accounting fees and disbursements relating to such Form S-8 Registration Statement.

            (B) If the Company should at any time file a Registration Statement covering the offer and sale of any of its securities, the Company will at the request of Holder include including all or part of the Option Shares in such Registration Statement. Such inclusion shall be at the sole expense of the Company. The Company will notify the Holder of Option Shares in writing of any proposed filing pursuant to Section 8(b) at least thirty days prior thereto.

            (C) The following provisions of this Section 8(c) shall also be applicable:

                  (I) The Company shall upon the request of any Holder of Option
            Shares forthwith supply such reasonable number of prospectuses meeting the requirements of the Act as shall be requested by such Holder to permit such Holder to make a public distribution of all Option Shares from time to time offered or sold by such Holder, provided that such Holder shall from time to time furnish the
            Company with such appropriate information (relating to the intentions of such Holder) in connection therewith as the Company shall reasonably request in writing. The Company shall also use its best efforts to qualify, at its expense, the Option Shares for sale in such states as Holder may reasonably designate.

                  (II)(A) The Company  shall  indemnify  and hold  harmless each
            Holder and each underwriter within the meaning of the Act who may purchase from or sell for any Holder any Option Shares (and each person, if any, who controls any such underwriter) against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation), joint or several, to which they or any of them may become subject under the Act or under any other statute or at common law or otherwise, and, except as hereinafter provided, will reimburse each Holder and each underwriter (and each such controlling person, if any) for any legal or other expenses reasonably incurred by them or any of them in connection with investigating or defending any claims or actions, whether or not resulting in any liability, insofar as such losses, claims, damages, expenses, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any post-effective amendment thereto or any registration statement under the Act or any prospectus (preliminary or final) included therein, or any amendment or supplement thereto, which is required to be filed or furnished by reason of this Section or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, expenses, liabilities or actions are caused by any such untrue statement or omission (or allegation thereof) made in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Holder or underwriter expressly for use in connection therewith and except that the indemnification agreement contained in this Section shall not inure to the benefit of any Holder or underwriter to the extent that any such loss, claim, damage, liability or expense results from the failure of such Holder or underwriter, when required to do so by the Act, to send or give a copy of any prospectus, or any amendment or supplement thereto, to any purchaser of the Option Shares or such Holder is otherwise responsible for the content of such Registration Statement by virtue of being an executive officer or director of the Company. A person who controls any underwriter shall be covered by the indemnity agreement in this Section for all such losses, claims, damages, liabilities, expenses and actions irrespective of whether they are based on Section 15 of the Act. The indemnity agreement in this Section shall be in addition to any liability which the Company may otherwise have.

                  (II)(B) Anything in Section to the contrary notwithstanding, the Company shall not be obligated so to indemnify any Holder or underwriter or controlling person unless such Holder or underwriter shall agree to indemnify and hold harmless the Company, its directors and officers, any person who is named in the Registration Statement with his consent as about to become a director, and each person, if any, who controls the Company within the meaning of
            Section 15 of the Act against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation), joint or several, to which they or any of them may











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


            become subject under the Act or under any other statute or at common law or otherwise, and, except as hereinafter provided, to reimburse such persons for any legal or other expenses reasonably incurred by them or any of them in connection with investigating or defending any claims or actions, whether or not resulting in any liability, insofar as such losses, claims, damages, expenses, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any post-effective amendment thereto or any registration statement under the Act or any prospectus (preliminary or final) included therein, or any amendment or supplement thereto, which is required to be filed or furnished by reason of this Section or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that (i) such untrue statement or alleged untrue statement, omission or alleged omission is made in reliance upon and in conformity with information relating to the Holder or underwriter furnished in writing by him or it or on his or its behalf expressly for use in connection therewith or (ii) such loss, claim, damage, liability or expense results from the failure of the Holder or underwriter, when required to do so by the Act, to send or give a copy of any prospectus, or any amendment or supplement thereto, to any purchaser of the Option Shares or (iii) such Holder is otherwise responsible for the contents of such Registration Statement by virtue of being an executive officer or director of the Company. The indemnity agreement in this Section shall be in addition to any liability which the Holder or the underwriter may otherwise have.

                  (II)(C) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying parties in writing of the commencement thereof; provided that the omission so to notify any indemnifying party shall not relieve such indemnifying party from any liability which such indemnifying party may have to any indemnified party under this Section except for losses sustained by reason of the failure to give such notice. In case any such action shall be brought against any indemnified party, and it shall notify the indemnifying parties of the commencement thereof, the indemnifying parties shall be entitled to participate in, and, to the extent that they shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party, and after notice from the indemnifying parties to such indemnified party of their election so to assume the defense thereof, the indemnifying parties shall not be liable to such indemnified party under such Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof. Any indemnifying party shall not be liable to any indemnified party on account of any settlement of any claim or action effected without the consent of such indemnifying party.

                  (II)(D) The  Company's  agreements  with respect to the Option
            Shares in this Section shall continue in effect regardless of any transfer, assignment, exercise or surrender of this Option.

      9.    TRANSFER TO COMPANY WITH THE SECURITIES ACT OF 1933.

            (A) This Option is non-transferable and non-assignable except as set forth above in Section 4. The Option Shares or any other security issued or issuable upon exercise of this Option may not sold or otherwise disposed of except as follows:

                  (I) To a person  who,  in the  opinion of  counsel  reasonably satisfactory to the Company is a person to whom the Option Shares may legally be transferred without registration and without the delivery of a current prospectus under the Act with respect thereto and then only against receipt of an agreement of such person to comply with the provisions of this Section 9 with respect to any resale or other disposition of such securities unless, in the opinion of such counsel, such agreement is not required; or

                  (II) To any person upon delivery of a prospectus  then meeting the requirements of the Act relating to such securities and the offering thereof for such sale or disposition.

            (B) Each certificate for Option Shares or for any other security issued or issuable upon exercise of this Option shall contain a legend on the face thereof, in form and substance satisfactory to counsel for the Company, setting forth the restrictions on transfer thereof contained in Section 9(a).

Dated as of _____________, 1996
                                          EUROPA CRUISES CORPORATION


                                          By:____________________________
                                             __________________, President

[Seal]

ATTEST:


__________________________________
____________________, Secretary






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


                                 PURCHASE FORM
                                                    Dated ______________, 19__


      The undersigned hereby irrevocably elects to exercise the within Option to the extent of purchasing __________ shares of Common Stock and hereby makes payment of $_________ in payment of the actual exercise price thereof.

            INSTRUCTIONS FOR REGISTRATION OF STOCK

      Name______________________________________________________________________
                  (Please typewrite or print in block letters)

      Address     ______________________________________________________________

                  ______________________________________________________________

                              Signature:  ______________________________________

                                                                          CASH

                       OPTION TO PURCHASE COMMON STOCK
                                      OF
                          EUROPA CRUISES CORPORATION


      This is to Certify that, FOR VALUE RECEIVED, _____________________________ or permitted assigns ("Holder"), is entitled to purchase, subject to the provisions of this Option, from EUROPA CRUISES CORPORATION, a Delaware corporation (the "Company"), __________ shares of the Company's Common Stock, $.001 par value ("Common Stock"), at a price of $______ per share at any time during the period from ____________, 1996 to 5:00 p.m. Daylight Savings Time on ______________, 2001, at which time this Option shall expire and become void. The number of shares of Common Stock to be received upon exercise of this Option and the price to be paid for each share of Common Stock may be adjusted from time to time as hereinafter set forth. The shares of Common Stock deliverable upon such exercise, and as adjusted from time to time, are hereinafter sometimes referred to as "Option Shares", and the exercise price per share of Common Stock in effect at any time and as adjusted from time to time is hereinafter sometimes referred to as the "Exercise Price." Unless the content otherwise requires, the term "Option" as used herein includes this Option and any other Option or Options which may be issued pursuant to the provisions of this Option, whether upon transfer, assignment, partial exercise, division, combination, exchange or otherwise, and the term "Holder" includes any transferee or transferees or assignee or assignees of the Holder named above limited, however, to the terms of Section (d) herein restricting transfer of this Option, and, when used with reference to Option Shares, means the holder or holders of such Option Shares.

      1. EXERCISE OF OPTION. This Option may be exercised in whole or in part at any time or from time to time on or after _____________, 1996 and before 5:00 p.m., Daylight Savings Time, on _____________, 2001, or if either such day is a day on which banking institutions in the City of Washington, D.C. are authorized by law to close, then on the next succeeding day which shall not be such a day, by presentation and surrender hereof to the Company at its principal office, or at the office of its stock transfer agent, if any, with the Purchase Form annexed hereto duly executed and accompanied by payment of the Exercise Price for the number of Option Shares specified in such form. If this Option should be exercised in part only, the Company shall, upon presentation of this Option upon such exercise, accompanied by the payment of the price for the Option Shares exercised, execute and deliver a new Option evidencing the rights of the Holder hereof to purchase the balance of the Option Shares purchasable hereunder. Upon receipt by the Company or its stock transfer agent of this Option, in proper form for exercise, the Holder shall be deemed to be the holder of record of the Option Shares issuable upon such exercise notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such Option Shares shall not then be actually delivered to the Holder.

            CASH EXERCISE. Payment for the shares may be made only in cash (or by certified or cashier's check) delivered to the Company at its principal office in the State of Florida on the date specified in the notice referred to in Paragraph 2 above; provided, however, that such date shall not exceed ninety
(90) days from the date of such notice, as specified in Paragraph 2 hereinabove, unless otherwise agreed in writing by the Company.

      2. RESERVATION OF SHARES. The Company hereby agrees that at all times until this Option expires there shall be reserved for issuance and/or delivery upon exercise of this Option such number of shares of its Common Stock as shall be required for issuance or delivery upon exercise of this Option.

      3. FRACTIONAL SHARES. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Option. With respect to any fraction of a share called for upon exercise hereof, the Company shall pay to the Holder an amount in cash equal to such fraction multiplied by the current market value of such fractional share, determined as follows:

            (A) If the Common Stock is listed on a national securities exchange or admitted to unlisted trading privileges on such exchange, the current market value shall be the last reported sale price of the Common Stock on such exchange on the last business day prior to the date of exercise of this Option or, if no such sale is made on such day, the last reported sales price of the Common Stock on such exchange on the last preceding day on which a sale was made; or

            (B) If the Common Stock is not so listed or admitted to unlisted trading privileges, the current market value shall be the mean of the last reported bid and asked prices reported by the Nasdaq National Market System on the last business day prior to the date of the exercise of this Option; or

            (C) If the Common Stock is not so listed or admitted to unlisted trading privileges and bid and asked prices are not so reported, the current market value shall be an amount, not less than book value, determined in such reasonable manner as may be prescribed by the Board of Directors of the Company.

      4. EXCHANGE, ASSIGNMENT OR LOSS OF OPTION. This Option is exchangeable, without expense, at the option of the Holder, upon presentation and surrender hereof to the Company or at the office of its stock transfer agent, if any, for other Options of different denominations entitling the Holder thereof to purchase in the aggregate the same number of shares of Common Stock purchasable hereunder. Notwithstanding anything herein contained, this Option is not transferable or assignable except that it may be transferred or assigned in whole or in part by will or by the laws of descent and distribution upon the death of any Holder (transfers and assignments of the kind of referred to in the foregoing clause, being hereinafter sometimes referred to as a "Permitted Transfer"). Any Permitted Transfer or assignment as aforesaid of this Option shall be made by surrender of this Option to the Company or at the office of its stock transfer agent, if any, with the Assignment Form annexed hereto duly executed and accompanied by funds sufficient to pay any transfer tax. Upon such surrender, the Company shall, without charge, execute and deliver a new Option in the name of the transferee or assignee named in such instrument of transfer or assignment, and this Option shall promptly be cancelled. This Option may be divided or combined with other Options which carry the same rights upon presentation hereof at the office of the Company or at the office of its stock transfer agent, if any, together with a written notice specifying the names and denominations on which new Options are to be issued and signed by the Holder hereof. Upon receipt by the Company of evidence satisfactory to it of the loss theft, destruction or mutilation of this Option, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Option, if mutilated, the Company shall execute and deliver a new Option of like tenor and date. Any such new Option executed and delivered shall constitute an additional contractual obligation on the part of the Company, whether or not this Option so lost, stolen, destroyed, or mutilated shall be at any time enforceable by anyone.

      5. RIGHTS OF THE HOLDER. The holder of this Option shall not, by virtue hereof, be entitled to any rights of a shareholder in the Company, either at law or equity, and the rights of such Holder are limited to those expressed in this Option and are not enforceable against the Company except to the extent set forth herein.

      6.    ANTI-DILUTION PROVISIONS.

            (A) The initial Exercise Price in effect during the term of this Option shall be as stated in the first paragraph hereof. Should there be any adjustment in the Exercise Price in accordance with the provisions of this
Section 6 at any time during the term hereof, the Exercise Price shall immediately be adjusted in accordance with the provisions of this Section 6. to an amount which is in the same ratio to the initial Exercise Price for each such subsequent period (as set forth in said first paragraph) as the Exercise Price for the immediately preceding day (as from time to time adjusted hereunder) is to the initial Exercise Price for such immediately preceding period (as set forth in said first paragraph).

            (B) In case, prior to the expiration of this Option by exercise of by its terms, the Company shall issue any shares of its Common Stock as a stock dividend or subdivide the number of outstanding shares of Common Stock into a greater number of shares, then, in either of such cases, the Exercise Price per share of the Option Shares purchasable pursuant tot his Option in effect at the time of such action shall at that time be proportionately reduced and the number of Option Shares at that time purchasable pursuant to this Option shall be proportionately increased; and, conversely, in the event the Company shall contract the number of outstanding shares of Common Stock by combining such shares into a smaller number of shares, then, in such case, the Exercise Price per share of the Option Shares purchasable pursuant to this Option in effect at the time of such action shall be proportionately increased and the number of Option Shares at that time purchasable pursuant to this Option shall be proportionately decreased. If the Company shall at any time prior to the expiration of this Option by exercise or by its terms declare a dividend payable in cash on its Common Stock and at substantially the same time offer its stockholders a right to purchase Common Stock from the proceeds of such dividend or for an amount substantially equal to such dividend, at a price less than the then prevailing market price as computed in section (c)(1) and (2), then, in such case, all Common Stock so issued shall, for purpose of this Option, be deemed to have been issued as a stock dividend. Any dividend paid or distributed upon the Common Stock in stock of any other class or securities convertible into shares of Common Stock shall be treated as a dividend paid in Common Stock to the extent that shares of Common Stock are issuable upon the conversion thereof.

            (C) RECLASSIFICATION, REORGANIZATION OR MERGER. In case of any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the Company, or in case of any consolidation or merger of the Company with or into another corporation (other than a merger with a subsidiary in which merger the Company is the continuing corporation and which does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the class issuable upon exercise of this Option or in case of any sale, lease or conveyance to another corporation of the property and assets of the Company as an entirety or substantially as an entirety, the Company shall, as a condition precedent to such transaction, case effective provision to be made so that the Holder of this Option shall have the right thereafter, by exercising this Option, to purchase the kind and amount of shares of stock and other securities and property receivable upon such reclassification, capital reorganization and other change, consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock which might have been purchased upon exercise of this Option immediately prior to such reclassification, change, consolidation, merger, sale or conveyance. Any such provision shall include provision for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Option. The foregoing provisions of this Section 6(c) shall similarly apply to successive reclassifications, capital reorganizations and changes of changes of Common Stock and to successive consolidations, mergers, sales or conveyances.

            (D) SPIN OFFS. In the event the Company spins-off a subsidiary by distributing to the shareholders of the Company as a dividend or otherwise the stock of the subsidiary, the Company shall reserve for the life of the Option, shares of the subsidiary to be delivered to the holders of the Option upon exercise to the same extent as if they were owners or record of the Option shares on the record date for payment of the shares of the Subsidiary.

            (E) OFFICER'S CERTIFICATE. Whenever any adjustment in the Exercise Price or number of Option Shares or other adjustment shall be required by the provisions of Sections 6(b) and (c), the Company shall forthwith file in the custody of its Secretary or any Assistant Secretary at its principal office and with its stock transfer agent, if any, an officer's certificate showing all such adjustments and setting forth in reasonable detail the facts requiring such adjustment, including a statement of the adjusted Exercise Price and adjusted number of Option Shares, if any, determined in accordance with the provisions of

Sections 6(b) and (c), and such other facts as shall be necessary to show the reason for and the manner of computing such adjustment. Each such officer's certificate shall be made available at all reasonable times for inspection by any Holder, and the Company shall, forthwith after each such adjustment, mail a copy by certified mail of such certificate to each Holder.

      7. NOTICES TO OPTION HOLDER.  So long as this Option shall be outstanding,
(i) if the Company shall pay any dividend or make any distribution upon the Common Stock or (ii) if the Company shall offer to the holders of Common Stock for subscription or purchase by them of any shares of stock of any class or any rights or (iii) if any capital reorganization of the Company, reclassification of the capital stock of the Company, consolidation or merger of the Company with or into another corporation, sale, lease or transfer of all or substantially all of the property and assets of the Company to another corporation, or voluntary or involuntary dissolution, liquidation or winding up of the Company shall be effected, then, in any such case, the Company shall cause to be mailed by certified mail to the Holder, at least thirty days prior to the date specified in (x) and (y) below, as the case may be, a notice containing a brief description of the proposed action and stating the date or expected date on which (x) a record is to be taken for the purpose of such dividend, distribution or rights, or (y) such reclassification, reorganization, consolidation, merger, conveyance, lease, dissolution, liquidation or winding up is to take place and the date, if any is to be fixed, or expected date as of which the holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation or winding up.

      8.    REGISTRATION UNDER THE SECURITIES ACT OF 1933.

            (A) Upon the written request of Holder, or its assigns, the Company will promptly take such steps as in the opinion of counsel for the Company, are necessary to prepare the filing of and to process to effectiveness of a Form S-8 Registration Statement in order to permit a public offering of the Option Stock. The Company shall pay all costs and expenses, including legal and accounting fees and disbursements relating to such Form S-8 Registration Statement.

            (B) If the Company should at any time file a Registration Statement covering the offer and sale of any of its securities, the Company will at the request of Holder include including all or part of the Option Shares in such Registration Statement. Such inclusion shall be at the sole expense of the Company. The Company will notify the Holder of Option Shares in writing of any proposed filing pursuant to Section 8(b) at least thirty days prior thereto.

            (C) The following provisions of this Section 8(c) shall also be applicable:

                  (I) The Company shall upon the request of any Holder of Option
            Shares forthwith supply such reasonable number of prospectuses meeting the requirements of the Act as shall be requested by such Holder to permit such Holder to make a public distribution of all Option Shares from time to time offered or sold by such Holder, provided that such Holder shall from time to time furnish the
            Company with such appropriate information (relating to the intentions of such Holder) in connection therewith as the Company shall reasonably request in writing. The Company shall also use its best efforts to qualify, at its expense, the Option Shares for sale in such states as Holder may reasonably designate.

                  (II)(AThe Company shall indemnify and hold harmless each Holder and each underwriter within the meaning of the Act who may purchase from or sell for any Holder any Option Shares (and each person, if any, who controls any such underwriter) against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation), joint or several, to which they or any of them may become subject under the Act or under any other statute or at common law or otherwise, and, except as hereinafter provided, will reimburse each Holder and each underwriter (and each such controlling person, if any) for any legal or other expenses reasonably incurred by them or any of them in connection with investigating or defending any claims or actions, whether or not resulting in any liability, insofar as such losses, claims, damages, expenses, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any post-effective amendment thereto or any registration statement under the Act or any prospectus (preliminary or final) included therein, or any amendment or supplement thereto, which is required to be filed or furnished by reason of this Section or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, expenses, liabilities or actions are caused by any such untrue statement or omission (or allegation thereof) made in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Holder or underwriter expressly for use in connection therewith and except that the indemnification agreement contained in this Section shall not inure to the benefit of any Holder or underwriter to the extent that any such loss, claim, damage, liability or expense results from the failure of such Holder or underwriter, when required to do so by the Act, to send or give a copy of any prospectus, or any amendment or supplement thereto, to any purchaser of the Option Shares or such Holder is otherwise responsible for the content of such Registration Statement by virtue of being an executive officer or director of the Company. A person who controls any underwriter shall be covered by the indemnity agreement in this Section for all such losses, claims, damages, liabilities, expenses and actions irrespective of whether they are based on Section 15 of the Act. The indemnity agreement in this Section shall be in addition to any liability which the Company may otherwise have.

                  (II)(BAnything in Section to the contrary notwithstanding, the
            Company shall not be obligated so to indemnify any Holder or underwriter or controlling person unless such Holder or underwriter shall agree to indemnify and hold harmless the Company, its directors and officers, any person who is named in the Registration Statement with his consent as about to become a director, and each person, if any, who controls the Company within the meaning of
            Section 15 of the Act against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation), joint or several, to which they or any of them may become subject under the Act or under any other statute or at common law or otherwise, and, except as hereinafter provided, to reimburse such persons for any legal or other expenses reasonably incurred by them or any of them in connection with investigating or defending any claims or actions, whether or not resulting in any liability, insofar as such losses, claims, damages, expenses, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any post-effective amendment thereto or any registration statement under the Act or any prospectus (preliminary or final) included therein, or any amendment or supplement thereto, which is required to be filed or furnished by reason of this Section or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that (i) such untrue statement or alleged untrue statement, omission or alleged omission is made in reliance upon and in conformity with information relating to the Holder or underwriter furnished in writing by him or it or on his or its behalf expressly for use in connection therewith or (ii) such loss, claim, damage, liability or expense results from the failure of the Holder or underwriter, when required to do so by the Act, to send or give a copy of any prospectus, or any amendment or supplement thereto, to any purchaser of the Option Shares or (iii) such Holder is otherwise responsible for the contents of such Registration Statement by virtue of being an executive officer or director of the Company. The indemnity agreement in this Section shall be in addition to any liability which the Holder or the underwriter may otherwise have.

                  (II)(CPromptly  after  receipt by an  indemnified  party under this Section of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying parties in writing of the commencement thereof; provided that the omission so to notify any indemnifying party shall not relieve such indemnifying party from any liability which such indemnifying party may have to any indemnified party under this Section except for losses sustained by reason of the failure to give such notice. In case any such action shall be brought against any indemnified party, and it shall notify the indemnifying parties of the commencement thereof, the indemnifying parties shall be entitled to participate in, and, to the extent that they shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party, and after notice from the indemnifying parties to such indemnified party of their election so to assume the defense thereof, the indemnifying parties shall not be liable to such indemnified party under such Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof. Any indemnifying party shall not be liable to any indemnified party on account of any settlement of any claim or action effected without the consent of such indemnifying party.

                  (II)(DThe Company's agreements with respect to the Option Shares in this Section shall continue in effect regardless of any transfer, assignment, exercise or surrender of this Option.

      9.    TRANSFER TO COMPANY WITH THE SECURITIES ACT OF 1933.

            (A) This Option is non-transferable and non-assignable except as set forth above in Section 4. The Option Shares or any other security issued or issuable upon exercise of this Option may not sold or otherwise disposed of except as follows:

                  (I) To a person  who,  in the  opinion of  counsel  reasonably satisfactory to the Company is a person to whom the Option Shares may legally be transferred without registration and without the delivery of a current prospectus under the Act with respect thereto and then only against receipt of an agreement of such person to comply with the provisions of this Section 9 with respect to any resale or other disposition of such securities unless, in the opinion of such counsel, such agreement is not required; or

                  (II) To any person upon delivery of a prospectus  then meeting the requirements of the Act relating to such securities and the offering thereof for such sale or disposition.

            (B) Each certificate for Option Shares or for any other security issued or issuable upon exercise of this Option shall contain a legend on the face thereof, in form and substance satisfactory to counsel for the Company, setting forth the restrictions on transfer thereof contained in Section 9(a).

Dated as of _____________, 1996
                                          EUROPA CRUISES CORPORATION


                                          By:__________________________
                                             ___________________, President

[Seal]

ATTEST:


_____________________________________
________________________, Secretary

                                  PURCHASE FORM
                                                    Dated ______________, 19__


      The undersigned hereby irrevocably elects to exercise the within Option to the extent of purchasing __________ shares of Common Stock and hereby makes payment of $_________ in payment of the actual exercise price thereof.

                     INSTRUCTIONS FOR REGISTRATION OF STOCK

      Name______________________________________________________________________
                  (Please typewrite or print in block letters)

      Address      _____________________________________________________________

                   _____________________________________________________________


                              Signature:  ______________________________________